SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004

EPIC FINANCIAL  CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

            000-33417

88-0451534

(State or other jurisdiction of

             (Commission File No.)

   (I.R.S. Employer Identification No.)

incorporation or organization)

7080 N. Whitney Avenue, Suite 101, Fresno, California 93720

(Address of principal executive offices)

               Registrant’s telephone number, including area code:   (888)  576-0320

3300 Irvine Avenue, Suite 220, Newport Beach, California 92660

                                   (Former name or former address, if changed since last report)

Item 1.

CHANGES IN CONTROL OF REGISTRANT.

Pursuant to a Purchase Agreement dated July 23, 2004 (the “Purchase Agreement”), the Registrant, on August 2, 2004, closed a transaction (the “Closing”), whereby it acquired certain assets of One4Luck, Inc., a Nevada corporation (“One4Luck”). In exchange for the assets of One4Luck, the Registrant issued 1,500,000 shares of its restricted common stock, $0.001 par value per share, to One4Luck and delivered to One4Luck the Registrant’s one-year note in the principal amount of $120,000 bearing interest at six percent (6%) per annum.

Subsequent to the execution of the Purchase Agreement, but prior to the Closing, on July 26, 2004, the William R. Parker, the sole member of the Board of Directors of the Registrant elected Rodney R. Ray to the Board of Directors.  At that time, Mr. Parker resigned as a director, President, Acting Chief Financial Officer and Acting Secretary of the Registrant and Mr. Ray was elected President, Acting Financial Officer and Acting Secretary of the Registrant.

The following table sets forth certain information known to the Registrant regarding the beneficial ownership of the Registrant’s common stock, as of July 25, 2004 (prior to the Closing and Mr. Ray’s election to the Board), by (a) each beneficial owner of more than five percent of the Registrant’s common stock, (b) each of the Registrant’s directors, and (c) all of the Registrant’s directors and executive officers as a group.  Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

  Amount and Nature

     Percent

  of Beneficial

         of

Beneficial Owner (1)

      Title            Ownership

      Class

William R. Parker

  Director,

      1,500,000

       12.56%

661 W. Civic Center     President,

Suite 301

  Acting Chief

Santa Ana, CA

  Financial Officer

92701

  and Acting

  Secretary

All officers and directors as a

Group (one person)

     1,500,000

       12.56%

The following table sets forth certain information known to the Registrant regarding the beneficial ownership of the Registrant’s common stock after the Closing by (a) each beneficial owner of more than five percent of the Registrant’s common stock, (b) each of the Registrant’s directors, and (c) all of the Registrant’s directors and executive officers as a group.  Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

  Amount and Nature

     Percent

  of Beneficial

         of

Beneficial Owner (1)

      Title            Ownership

      Class

William R. Parker

       n/a

    1,500,000

                   11.16%

661 W. Civic Center

Suite 301

Santa Ana, CA

92701

One4Luck, Inc.

      n/a

    1,500,000

       11.16%

7080 N. Whitney Ave.

Suite 101

Fresno, CA

93720

Rodney R. Ray (2)

     Director,

       723,207

         5.38%

7080 N. Whitney Ave.     President,

Suite 101

     Acting Chief

Fresno, CA

     Financial Officer

93720

     and Acting

     Secretary

All officers and directors as a

Group (one person)

       723,207

         5.38%

(1)  The Registrant believes that all persons have full voting and investment power to respect to the shares.  Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares a power to vote or to direct the voting of such security.  Accordingly, more than one person may be deemed to be a beneficial owner of the same security.  A person is also deemed to be a beneficial owner of any security, which the person has the right to acquire within 60 days, such as warrants or options to purchase shares of the Registrant’s common stock.

(1)

Mr. Ray’s interest in these 723,207 shares of the Registrant’s common stock arises from his ownership of 48.2138% of the capital stock of One4Luck, Inc.  Mr. Ray disclaims any other rights of beneficial ownership in the remaining 776,793 shares of the Registrant’s common stock held in the name of One4Luck, Inc. for the benefit of its other shareholders, none of which has a beneficial interest in shares of the Registrant’s common stock exceeding five percent (5%) of the total outstanding shares of common stock of the Registrant.

Item 2.

ACQUISITION OR DISPOSITION OF ASSETS.

Purchase of Assets of One4Luck, Inc.

1.

The Transaction.

Pursuant to the Purchase Agreement, the Registrant, on August 2, 2004, closed a transaction, whereby it acquired certain assets of One4Luck, Inc.  In exchange for the assets of One4Luck, the Registrant issued 1,500,000 shares of its restricted common stock, $0.001 par value per share, to One4Luck and delivered to One4Luck the Registrant’s one-year note in the principal amount of $120,000 bearing interest at six percent (6%) per annum.  As a result of this transaction and his ownership interest in One4Luck, Mr. Ray became the beneficial owner of 723,207 shares, or 5.38% of the issued and outstanding common stock of the Registrant, the sole class of voting stock of the Registrant.

The Assets acquired from One4Luck constituted substantially all of the assets of One4Luck and its business operations.  These operations will be continued by Epic or a to-be-formed wholly owned subsidiary of the Registrant.

2.

Description of Business of One4Luck, Inc.

General

One4Luck is in the business of developing and marketing educational tools for individual consumers.  Its first product is devoted to assisting consumers in acquiring skills to engage in on-line securities trading.

One4Luck markets its products through “infomercials” – one-half hour paid commercials on television stations.  Viewers of the commercials are encouraged to subscribe, via a toll-free telephone number, to the “Teach Me To Trade” Online Investing System, a copyrighted package of print and CD Rom-based educational tools.  The educational package assists the purchaser in learning how to pick stocks, how and when to place buy and sell orders and to manage their securities portfolios via the Internet using on-line brokers.  One4Luck is not a brokerage firm, but it allows its customers to educate themselves about the stock market, how to understand stock analyses and how to take advantage of licensed on-line brokerage houses to complete their acquisition and disposition of securities.

One4Luck began to offer its products and services in late 1999 and had some success in its marketing efforts at that time; however, the general downturn of the stock markets at that time and for succeeding months inhibited its expansion plans.  The general revival of the stock market over the past months, together with the growing interest of consumers in investment strategies, have renewed interest in the products and services offered by One4Luck.  Recent test-marketing of its products and services has determined appropriate geographic markets in which to pursue the promotion of its products and services.

One4Luck owns a number of copyrights, trademarks and servicemarks covering its currently offered products and services.  At this time, One4Luck is unaware of any present or intended infringements on those rights and marks.  It will, of course, aggressively defends it intellectual property rights in the event of any such infringements.

Competition

The “self-help” educational sector is a broad and highly competitive market.  It ranges from educational training in securities trading, real estate investment, small business opportunities and many other topics.  The sector includes live seminars conducted by nationally-recognized motivational speakers, publication programs and Web-based educational tools.  Some of the competitors in this sector also utilize television “infomercials” to market their products and services.  Compared to its competition, One4Luck is a relative new participant in this industry, while many of them are long established marketers of seminar-based instructional courses.  Most of One4Luck’s potential competitors are well known to the public and create substantial revenue streams.  The Registrant believes that with proper capital support One4Luck can take advantage of its emphasis on the Internet for both the learning experience and the practical usage of its on-line investing strategies.

Employees

As of August 2, 2004, One4Luck had no employees other than Mr. Ray.

Property

One4Luck occupies approximately 600 square feet of office space in Fresno, California under a month-to-month sublease.  One4Luck pays a monthly rent of $1,000.00.  As noted below in Item 5, as of August 2, 2004, the Registrant has relocated its executive offices to the premises occupied by One4Luck.  The Registrant expects that it will utilize this space until the future growth of its business operations necessitates an increase in office space.  There is an ample supply of office space in the Fresno area and the Registrant does not anticipate any problem in securing additional space when necessary.

Item 5.

OTHER EVENTS AND REGULATION FD DISCLOSURE.

Election of New Officer and Director.  On July 26, 2004, Rodney R. Ray was elected a director of the Registrant and, following the tender of a resignation by William R. Parker as a director, President, Acting Chief Financial Officer and Acting Secretary (See Item 6, below), Mr. Ray was elected President, Acting Chief Financial Officer and Acting Secretary of the Registrant.  Mr. Ray has been employed in the financial services sector from 1990 to present.  From 1999 to 2001, Mr. Ray served as the founder and managing partner of Teach Me to Trade, the predecessor entity to One4Luck, Inc.  From 2000 to 2002, Mr. Ray served as Chief Executive Officer of Direct Response Financial Services, Inc., a publicly traded company engaged in credit card processing.   In 2001, Mr. Ray founded as continues to serve as President of TRG Marketing Consultants, Inc. which provides sales and marketing consulting services to various business entities throughout the United States.  In 2002, Mr. Ray founded and continues to own a mortgage consulting services firm known as US Equity Guard.  One4Luck, Inc. was formed in November 1997.  Mr. Ray has served as President of One4Luck, Inc. since its inception.

Relocation of Executive Offices.  Effective on August 2, 2004, the Registrant has moved its executive offices to 7080 N. Whitney Avenue, Suite 101, Fresno, California 93720.

Item 6.

RESIGNATION OF A DIRECTOR.

On July 26, 2004, William R. Parker resigned as a director of the Registrant.  At the time of his resignation nor prior thereto, Mr. Parker did not have any disagreement with the Registrant as to any matter relating to the Registrant’s operations, policies or procedures.

Item 7.

FINANCIAL STATEMENTS OR EXHIBITS.

a.

Financial Statements.

1.

Financial Statement of Business Acquired

The required financial statements are not currently available.  Pursuant to paragraph (a) (4) of Item 7, the required statements will be filed as soon as practicable, but no later than 60 days after the date this Form 8-K is required to be filed.

2.

Pro forma Financial Information

The required pro forma financial information is not currently available.  Pursuant to paragraph (b) (2) of Item 7, the required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this Form 8-K is required to be filed.

a.

Exhibits.

10.2

Purchase Agreement by and between Epic Financial Corporation and One4Luck, Inc. dated July 23, 2004.

99.18  Press Release by Epic Financial Corporation, dated August 18, 2004, concerning the acquisition of the assets of One4Luck, Inc. by Epic Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  August 17, 2004

EPIC FINANCIAL CORPORATION

By: /s/ Rodney R. Ray

Rodney R. Ray, President